UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                    (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2019
As of May 31, 2019

Crow Point Small-Cap Growth Fund

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Crow Point Small-Cap Growth Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Crow Point Small-Cap Growth Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609.  There is no affiliation between the Crow Point Small-Cap Growth Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Crow Point Small-Cap Growth Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Crow Point Small-Cap Growth Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/CrowPoint, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

As of January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by clicking Enroll at https://www.nottinghamco.com/fundpages/CrowPoint.

(Unaudited)
Dear Shareholders of the Crow Point Small Cap Growth Fund:
The return for the Fund during the Fiscal Year ended May 31, 2019 was -10.70% compared to the Russell 2000 Value index which returned -11.32%.
Market Review
The year ended May 31, 2019 saw a major increase in volatility versus previous years.  The major causes of this increase in volatility were slowing economic growth both domestically and internationally, Fed policy, trade policy and constant political concerns.
The current economic cycle, which began after the Great Financial Crisis of 2007-2009 is fast approaching the longest economic expansion in the modern era as measured by quarters.  When measured by various output levels, this expansion is still well off previous peaks.  The market and the Fed have been wrestling with this disconnect and continue to do so into the current period.
Earnings growth for corporate America peaked in Q318 and has been slowing since.  The tax cuts of 2017 that were a strong tailwind in 2018 have become a headwind in 2019.  Various macro economic measures have been slowing since 3Q18 as well.  Estimates for forward earnings imply a pickup in earnings growth in the second half of 2019.
The Fed has raised rates 9 times since starting to come off their ZIRP (Zero Interest Rate Policy) stance in 2008.  Rate increases began in December 2015 with the last one in December 2018.  There have been three increases in the twelve months ended May 31, 2019 and the 10 year Treasury yield is now more than 50 basis points below the Fed Funds rate.  This yield curve inversion is historically an indicator that the economy is heading into a recession.
Increased trade uncertainty and tariffs have been shocks to the markets and have added to the economic uncertainties.  At various points over the last twelve months, the US has had trade issues with Canada, Europe, Mexico and China.  Additionally, since the midterm elections, Washington DC has been a headline making machine regarding investigations, accusations and threats of impeachment.
All said, it was a turbulent Fiscal Year 2019.  The market reaction to all these issues has been an increase in rotation and volatility.  The market went from being led by secular growth to a focus on defensive cyclical growth.  Large caps out performed small caps by a large measure and defensive sectors outperformed traditional growth sectors.
The small cap growth market as measured by the Russell 2000 Growth index peaked on August 31, 2018, bottomed on December 24, 2018 and closed out the Fiscal Year down 6.88%.  The peak to trough decline was 29.05%.  The large cap market as measured by the S&P 500 followed a similar path but experienced a less severe drop and the subsequent recovery has been quicker and stronger.  The S&P 500 returned 3.78% for the Fiscal Year and recently hit a new all-time high.  The greater than 1,000 basis point difference between small cap returns and large cap returns for the Fiscal Year shows the dramatic effect of the rotation away from risk.
Portfolio Review
The Fund was ahead of its benchmark by 0.62%.  The majority of the performance during the fiscal year is attributable to stock selection.  As expected, the Fund experienced its biggest periods of relative underperformance during the two most volatile market periods.  The late 2018 selloff when the market reacted negatively to the Fed indicating a continued tightening path and the last three months of the Fiscal Year when the yield curve inverted and tariffs against China stepped up.

On a sector allocation basis, the Fund benefitted from an overweight in the Technology sector and was hurt by an overweight in the Energy sector.  The effect of these two positions offset each other and no other sector weight had a significant effect on relative performance.
On a stock selection basis, our top ten contributors to the portfolio added 1,549 basis points of relative outperformance while our top ten detractors cost 1,199 basis points.
Of our bottom performers, we have exited the positions of Selecta Biosciences and Nevro.  In both cases, we saw enough changes to our initial investment thesis that warranted moving the capital to better relative opportunities.  For the remaining companies in the bottom ten, we see significant value at these levels and believe they will add long term value to the Fund.  Of the top performers, we remain shareholders in all but Twilio, which we sold because it outgrew the market cap range for small caps.  We actively manage the position sizes in the portfolio to manage risk and reward so many of the stocks listed above have been added to or trimmed back based on valuation and upside potential.
Market Outlook
The market remains divided between camps that think we are at the end of the economic cycle and those that think there is further to grow and that this is merely a mid-cycle pause.  We favor the latter and view the current environment as similar to the slowdowns that occurred in 2012 and 2016.  There’s an old market adage that states “cycles never die of old age they are killed by the Fed”.  We believe the Fed will cut rates in the near future, which will allow the yield curve to begin to steepen.
Our investment process focuses on building a portfolio that outgrows the benchmark.  This better growth is obtained by investing in secular growth securities.  Companies that have competitive advantages that allow them to outgrow the market and their competition.  In volatile markets, these companies are often sold as investors go defensive.  As markets turn and growth resumes, these companies lead.   We see this happening as the year progresses.
Respectfully,
From the Crow Point Team

(RCCPG0619002)

Crow Point Small-Cap Growth Fund

Performance Update - Institutional Class Shares
(Unaudited)

For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2019

Comparison of the Change in Value of a $100,000 Investment

This graph assumes an initial investment of $100,000 at July 16, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Crow Point Growth Fund - Institutional Class Shares versus the Russell 2000 Value Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Three	Since	Inception
May 31, 2019	Year	Years	Inception	Date
Crow Point Small-Cap Growth Fund	-10.70%	-2.34%	-4.66%	7/16/2014
Russell 2000 Value Index	-11.32%	7.68%	4.77%	N/A

(Continued)

Crow Point Small-Cap Growth Fund

Performance Update - Institutional Class Shares - Continued
(Unaudited)

For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2019

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of those expenses and other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 1.35% of the average daily net assets of the Fund through September 30, 2019. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Without the waiver, the expenses would be 1.97% per the Fund’s most recent prospectus dated October 1, 2018.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Crow Point Small-Cap Growth Fund

Schedule of Investments

As of May 31, 2019
		Shares	Value (Note 1)

COMMON STOCKS - 99.44%

Communication Services - 3.64%
*	ORBCOMM, Inc.	33,485	$223,680
	World Wrestling Entertainment, Inc.	3,469	252,335
			476,015
Consumer Discretionary - 14.53%
*	At Home Group, Inc.	12,359	235,439
*	Boot Barn Holdings. Inc.	13,505	352,886
*	Five Below, Inc.	3,571	459,695
*	Quotient Technology, Inc.	24,526	259,240
*	TopBuild Corp.	5,777	457,943
*	Visteon Corp.	3,071	136,690
			1,901,893
Energy - 4.02%
*	Abraxas Petroleum Corp.	107,376	102,555
*	Navigator Holdings Ltd.	27,643	275,601
*	Whiting Petroleum Corp.	8,066	148,253
			526,409
Financials - 4.33%
*	Allegiance Bancshares, Inc.	5,597	181,679
*	Equity Bancshares, Inc.	5,604	139,427
	Veritex Holdings, Inc.	9,662	245,705
			566,811
Health Care - 27.30%
*	Aerie Pharmaceuticals, Inc.	4,477	163,052
*	Amarin Corp. PLC	17,370	307,970
*	BrainStorm Cell Therapeutics, Inc.	26,829	98,194
*	Corcept Therapeutics, Inc.	23,488	229,713
*	CytoSorbents Corp.	42,001	265,026
*	Dynavax Technologies Corp.	32,985	158,988
*	Eyenovia, Inc.	14,001	71,125
*	Flexion Therapeutics, Inc.	17,379	191,690
*	Foamix Pharmaceuticals Ltd.	38,420	94,129
*	HTG Molecular Diagnostics, Inc.	46,775	96,356
*	Intercept Pharmaceuticals, Inc.	2,287	189,409
*	Intra-Cellular Therapies, Inc.	11,499	149,372
*	iRhythm Technologies, Inc.	1,611	110,289
*	Mainstay Medical International PLC - France	114	444
*	Mainstay Medical International PLC - Ireland	15,231	63,900
*	Myriad Genetics, Inc.	6,941	171,929
*	Natera, Inc.	10,580	242,282
*	Novocure Ltd.	4,410	234,259
*	PolarityTE, Inc.	21,408	134,228
*	resTORbio, Inc.	8,525	61,465
*	STAAR Surgical Co.	7,995	185,244
*	Teladoc Health, Inc.	6,094	354,183
			3,573,247

			(Continued)

Crow Point Small-Cap Growth Fund

Schedule of Investments - Continued

As of May 31, 2019
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Industrials - 14.13%
*	Aerojet Rocketdyne Holdings, Inc.	5,557	$214,389
*	Evoqua Water Technologies Corp.	25,437	299,393
	Kadant, Inc.	2,448	198,729
*	Kornit Digital Ltd.	11,386	323,021
	Quanta Services, Inc.	6,994	243,111
*	RBC Bearings, Inc.	2,476	352,335
*	Spirit Airlines, Inc.	4,721	217,544
			1,848,522
Information Technology - 27.60%
*	Box, Inc.	11,564	213,818
*	CEVA, Inc.	9,293	212,159
*	CyberArk Software Ltd.	2,734	361,025
*	Euronet Worldwide, Inc.	2,206	342,018
*	ForeScout Technologies, Inc.	8,765	281,532
*	HubSpot, Inc.	2,110	365,621
*	Limelight Networks, Inc.	67,435	207,700
*	Lumentum Holdings, Inc.	6,499	263,015
*	New Relic, Inc.	3,421	343,195
*	Park City Group, Inc.	26,711	140,500
*	Rapid7, Inc.	6,462	337,640
*	RingCentral, Inc.	2,816	337,498
*	ShotSpotter, Inc.	4,504	207,184
			3,612,905
Materials - 3.89%
*	Ferro Corp.	12,400	167,896
*	Ingevity Corp.	3,892	341,328
			509,224

	Total Common Stocks (Cost $14,564,842)		13,015,026

SHORT-TERM INVESTMENT - 0.40%		Shares
§	Money Market Fiduciary Portfolio, 0.25%	52,226	52,226

	Total Short-Term Investment (Cost $52,226)		52,226

Investments, at Value (Cost $14,617,068) - 99.84%			$13,067,252

Other Assets Less Liabilities - 0.16%			21,128

Net Assets - 100.00%			$13,088,380

*	Non-income producing investment
§	Represents 7 day effective yield
The following acronym or abbreviation is used in this Schedule:
PLC - Public Limited Company
			(Continued)

Crow Point Small-Cap Growth Fund

Schedule of Investments - Continued

As of May 31, 2019

Summary of Investments	% of Net
by Sector	Assets	Value
Assets
Communication Services	3.64%	$476,015
Consumer Discretionary	14.53%	1,901,893
Energy	4.02%	526,409
Financials	4.33%	566,811
Health Care	27.30%	3,573,247
Industrials	14.13%	1,848,522
Information Technology	27.60%	3,612,905
Materials	3.89%	509,224
Short-Term Investment	0.40%	52,226
Other Assets Less Liabilities	0.16%	21,128
Total Net Assets	100.00%	$13,088,380

See Notes to Financial Statements

Crow Point Small-Cap Growth Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets:
Investments, at value (cost $14,617,068)	$13,067,252
Cash
Receivables:
Fund shares sold	826
Dividends and interest	28
Due from Advisor	22,635
Prepaid expenses:
Registration and filing expenses	11,856
Fund accounting fees	2,250
Insurance fees	1,470
Trustee fees and meeting expenses	666

Total assets	13,106,983

Liabilities:
Payables:
Investments purchased	2,070
Fund shares repurchased	411
Accrued expenses:
Professional fees	15,250
Custody fees	547
Shareholder fulfillment fees	325

Total liabilities	18,603

Net Assets	$13,088,380

Net Assets Consist of:
Paid in capital	$16,542,016
Accumulated deficit	(3,453,636)

Total Net Assets	$13,088,380

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	1,686,788
Net Assets	$13,088,380
Net Asset Value, Redemption Price, and Offering Price Per Share	$7.76

See Notes to Financial Statements

Crow Point Small-Cap Growth Fund

Statement of Operations

For the fiscal year ended May 31, 2019

Investment Income:
Dividends	$12,412
Interest	293

Total Investment Income	12,705

Expenses:
Advisory fees (note 2)	130,113
Professional fees	59,792
Fund accounting fees (note 2)	28,557
Registration & filing expenses	25,049
Administration fees (note 2)	23,873
Transfer agent fees (note 2)	21,000
Compliance fees (note 2)	16,917
Shareholder fulfillment fees (note 2)	10,564
Custody fees (note 2)	10,152
Trustee fees and meeting expenses (note 3)	10,119
Security pricing fees	6,277
Miscellaneous expenses (note 2)	6,350
Interest expense	195
Insurance fees	165

Total Expenses	349,123

Fees waived and reimbursed by the Advisor (note 2)	(139,874)

Net Expenses	209,249

Net Investment Loss	(196,544)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from investments	916,698
Net realized loss on foreign currency transactions	(1,548)
Total net realized gain	915,150

Net change in unrealized depreciation on investments	(2,616,780)
Total net change in unrealized depreciation	(2,616,780)

Net Realized and Unrealized Loss on Investments	(1,701,630)

Net Decrease in Net Assets Resulting from Operations	$(1,898,174)

See Notes to Financial Statements

Crow Point Small-Cap Growth Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,			2019	2018

Operations:
Net investment loss			$(196,544)	$(569,049)
Net realized gain on investments and currency transactions			915,150	378,690
Net change in unrealized appreciation (depreciation) on investments			(2,616,780)	2,418,871

Net Increase (Decrease) in Net Assets Resulting from Operations			(1,898,174)	2,228,512

Beneficial Interest Transactions:
Shares sold			5,463,815	11,059,004
Shares repurchased			(6,277,623)	(19,820,918)

Net Decrease from Beneficial Interest Transactions			(813,808)	(8,761,914)

Net Decrease in Net Assets			(2,711,982)	(6,533,402)

Net Assets:
Beginning of Year			15,800,362	22,333,764
End of Year			$13,088,380	$15,800,362	(a)

Share Information:	2019		2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	633,429	$5,767,273	1,318,471	$10,715,232
Shares repurchased	(764,375)	(6,581,081)	(1,750,674)	(13,952,231)
Net Increase (Decrease) in Shares of
Beneficial Interest	(130,946)	$(813,808)	(432,203)	$(3,236,999)

(a)		Net Assets - End of Year includes accumulated net investment loss of $205,150 as of May 31, 2018. The requirement to disclose the corresponding amount as of May 31, 2019 was eliminated.

See Notes to Financial Statements

Crow Point Small-Cap Growth Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal years or period ended May 31,	2019		2018	2017	2016	2015	(e)

Net Asset Value, Beginning of Period	$8.69		$7.56	$8.33	$9.70	$10.00

Income (Loss) from Investment Operations:
Net investment loss (f)	(0.11)		(0.22)	(0.11)	(0.05)	(0.09)
Net realized and unrealized gain (loss)
on investments	(0.82)		1.35	(0.66)	(1.28)	(0.07)

Total from Investment Operations	(0.93)		1.13	(0.77)	(1.33)	(0.16)

Less Distributions to shareholders	-		-	-	(0.04)	(0.14)

Total Distributions	-		-	-	(0.04)	(0.14)

Net Asset Value, End of Period	$7.76		$8.69	$7.56	$8.33	$9.70

Total Return (c)	(10.70)%		14.95%	(9.24)%	(13.71)%	(1.43)%	(b)

Net Assets, End of Period (in thousands)	$13,088		$15,800	$17,015	$12,927	$ 3,293

Ratios of:
Interest and Dividend Expenses to Average
Net Assets	0.00%	(h)(i)	2.49%	0.84%	0.12%	-
Gross Expenses to Average Net Assets (d)(g)	2.25%		4.84%	3.07%	1.83%	1.70%	(a)
Net Expenses to Average Net Assets (d)(g)	1.35%		1.68%	1.69%	1.71%	1.70%	(a)
Net Investment Loss to Average Net Assets (g)	(1.27)%		(2.81)%	(1.36)%	(0.55)%	(1.02)%	(a)

Portfolio turnover rate	71.45%		263.61%	438.73%	580.62%	335.07%	(b)

(a) Annualized.
(b) Not annualized.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2015.
(f)	Calculated using the average shares method.
(g)
Recognition of the Fund's net investment loss is affected by the timing of dividend declarations of underlying funds.  The expenses of the underlying funds are excluded from the Fund's expense and investment loss ratios.

(h) Less than 0.01% of average net assets.
(i) Includes interest expense only.

See Notes to Financial Statements

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

1.      Organization and Significant Accounting Policies

The Crow Point Small-Cap Growth Fund (“Fund”), formerly known as the Crow Point Growth Fund, is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate, diversified series of the Trust.

The Fund’s investment sub-advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing primarily in a portfolio of common stocks that it believes have above-average future growth potential relative to their peers, using risk adjusted metrics as a comparative baseline.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the primary exchange listing for securities traded on multiple exchanges.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”). A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Money market securities are highly liquid financial instruments with very short maturities that are valued at their respective net asset values.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(Continued)

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

The following table summarizes the inputs as of May 31, 2019 for the Fund’s assets measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$13,015,026	$12,950,682	$64,344-	$-
Short-Term Investment	52,226	52,226	-	-
Total Assets	$13,067,252	$13,002,908	$64,344-	$-

* Please refer to the Schedule of Investments for a breakdown by sector.
(a) The Fund did not hold any Level 3 securities during the year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties & Service Providers

Advisor

The Advisor also entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive those expenses and other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 1.35% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement is until September 30, 2019 and will continue year-to-year thereafter.  The Advisor cannot recoup any amounts previously waived or reimbursed.

(Continued)

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

The Fund pays a monthly fee to Crow Point Partners, LLC (the “Advisor”) calculated at the annual rate of 0.84% of the Fund’s average daily net assets.  For the fiscal year ended May 31, 2019, $130,113 in advisory fees were incurred, all of which were waived by the Advisor and $9,761 of additional Fund expenses were reimbursed by the Advisor to the Fund.

Sub-Advisor
The Advisor has engaged Cold Creek Capital, Inc. (the “Sub-Advisor”) to be responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions.  The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor.  The Sub-Advisor is paid directly by the Advisor calculated at the annual rate of 0.35% of the Fund’s average daily net assets.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of May 31, 2019, the Administrator received $4,200 in miscellaneous expenses and $2,150 in additional meeting fees.

A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%	$500/additional class
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $23,873 in administration fees, $10,152 in custody fees, and $28,557 in fund accounting fees for the fiscal year ended May 31, 2019.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund incurred the Transfer Agent $21,000 in fees for the fiscal year ended May 31, 2019.

(Continued)

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.      Trustees and Officers

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board.

Certain officers of the Trust may also be officers of the Administrator.

4.      Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$11,096,842	$10,792,153

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2019.

5.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open years ended May 31, 2016 through May 31, 2018, and the yet to be filed May 31, 2019 return, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended May 31, 2019, the Fund did not incur any interest or penalties.

Reclassifications relate primarily to differing book/tax treatment of ordinary net investment losses, dividends paid/received, partnership adjustments, and PFIC mark-to-market adjustments and have no impact on the net assets of the Funds.  For the year ended May 31, 2019, the following reclassifications were necessary:

Paid in Capital	$(232,797)
Distributable Earnings	232,797

There were no distributions from net investment income or long-term capital gains during the fiscal years ended May 31, 2018 and May 31, 2019.

(Continued)

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

At May 31, 2019, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$14,824,568

Gross Unrealized Appreciation	$1,837,127
Gross Unrealized Depreciation	(3,594,443)
Net Unrealized Depreciation	(1,757,316)

Capital Loss Carryforward	(1,621,883)
Late-Year Losses	(74,437)

Accumulated Deficit	$(3,453,636)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale losses.

The Fund has a capital loss carryforward of $1,621,883, all of which is short-term in nature and has no expiration.

For tax purposes, the current late year losses of $74,437 were realized during the period from January 1, 2019 through May 31, 2019.  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, June 1, 2019.

6.      Principal Risks

Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Small-Cap and Mid-Cap Securities Risk
The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Concentration of Risk
As of May 31, 2019, the percentage of net assets invested in the Health Care sector was 27.30%.  As of May 31, 2019, the percentage of net assets invested in the Information Technology sector was 27.60%.

At various times, the Fund may have cash, cash collateral, and due from broker balances that exceed federally insured limits.  It is the opinion of management that the solvency of the financial institutions is not of a particular concern at the time.

7.      Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
(Continued)

Crow Point Small-Cap Growth Fund

Notes to Financial Statements

As of May 31, 2019

8.      New Accounting Pronouncements

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements. The changes have been applied to the Fund’s financial statements as of the fiscal year ended May 31, 2019.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information, and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or portions of the standard. The changes have been applied to the Fund’s financial statements as of the fiscal year ended May 31, 2019.

9.      Subsequent Events

As of July 1, 2019, Cold Creek Capital, Inc. resigned as Sub-Advisor to the Fund, and the Advisor will continue to manage the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions.

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Crow Point Small-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Crow Point Small-Cap Growth Fund (formerly, Crow Point Growth Fund), a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period July 16, 2014 (Date of Initial Public Investment) through May 31, 2015, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, and for the period July 16, 2014 through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the  amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
August 1, 2019

Crow Point Small-Cap Growth Fund

Additional Information
(Unaudited)

As of May 31, 2019

1.      Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2019.

During the fiscal year ended May 31, 2019, the Fund paid no income or long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Crow Point Small-Cap Growth Fund

Additional Information
(Unaudited)

As of May 31, 2019

Institutional Class Shares	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 947.50	$6.55
	$1,000.00	$1,018.20	$6.79
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.      Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,500 during the fiscal year ended May 31, 2019 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for all its series, Hillman Capital Management Investment Trust for all its series, Centaur Mutual Funds Trust for all its series, Chesapeake Investment Trust for all its series, Leeward Investment Trust for all its series, and WST Investment Trust for all its series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

(Continued)

Crow Point Small-Cap Growth Fund

Additional Information
(Unaudited)

As of May 31, 2019

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for all its series, Chesapeake Investment Trust for all its series, DGHM Investment Trust for all its series, Leeward Investment Trust for all its series and Hillman Capital Management Investment Trust for all its series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Robert G. Schaaf Date of Birth: 09/1988	Secretary	Since 09/18	General Counsel of The Nottingham Company since 2018; Daughtry, Woodard, Lawrence & Starling (08/2015 – 01/2018); JD/MBA Candidate, Wake Forest University (07/2011 – 05/2015).	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Crow Point Small-Cap Growth Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Crow Point Partners, LLC
116 South Franklin Street	25 Recreation Drive
Post Office Box 69	Suite 110
Rocky Mount, North Carolina 27802-0069	Hingham, MA 02043

Telephone:	Telephone:

800-773-3863	781-875-3815

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(e)	Not applicable.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, May 31, 2019, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2018	2019
Crow Point Small-Cap Growth Fund	$12,000	$12,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2018 and May 31, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2018	2019
Crow Point Small-Cap Growth Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2018 and May 31, 2019 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: August 9, 2019	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: August 9, 2019	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: August 9, 2019	Ashley E. Harris Treasurer and Principal Financial Officer